Exhibit 4.17

EXECUTION VERSION

COX COMMUNICATIONS, INC.,

as Issuer

COX ENTERPRISES, INC.,

as Guarantor

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

TWENTIETH SUPPLEMENTAL INDENTURE

Dated as of June 20, 2023

Supplement to Indenture

Dated as of June 27, 1995

Creating two series of Debt Securities designated

5.450% Notes due 2028

5.700% Notes due 2033

TWENTIETH SUPPLEMENTAL INDENTURE, dated as of the 20th day of June, 2023, among COX COMMUNICATIONS, INC., a corporation existing under the laws of the State of Delaware, having its principal executive office located at 6205-B Peachtree Dunwoody Road, NE, Atlanta, Georgia 30328 (the “Company”), COX ENTERPRISES, INC., a corporation existing under the laws of the State of Delaware, having its principal executive office located at 6205-A Peachtree Dunwoody Road, NE, Atlanta, Georgia 30328 (the “Guarantor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, having a designated corporate trust office located at 500 Ross Street, 12th Floor, Pittsburgh, Pennsylvania 15262, as trustee (the “Trustee”);

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of June 27, 1995 (the “Original Indenture” and, as amended by this Supplemental Indenture, the “Indenture”), providing for the issuance by the Company from time to time of its debentures, notes, bonds or other evidences of indebtedness (in the Original Indenture and herein called the “Debt Securities”), unlimited as to principal amount, to be issued in one or more series;

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Company’s Board of Directors, and the Guarantor, pursuant to appropriate resolutions of the Guarantor’s Board of Directors, have duly determined to make, execute and deliver to the Trustee this Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two new series of Debt Securities designated as the “5.450% Notes due 2028” in the initial aggregate principal amount of $500,000,000 (the “2028 Notes”) and the “5.700% Notes due 2033” in the initial aggregate principal amount of $500,000,000 (the “2033 Notes” and, together with the 2028 Notes, the “Notes”) and (ii) to establish the terms of, and to provide for the grant of, full and unconditional guarantees (the “Guarantees”) by the Guarantor of the Company’s obligations with respect to the Notes and the Company’s obligations under the Indenture in respect thereof;

WHEREAS, Section 9.01 of the Original Indenture provides, among other things, that the Company and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03 of the Original Indenture and to add guarantees with respect to the Debt Securities of any series;

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid, binding and legal agreement of the Company and the Guarantor, have been done;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the form and terms of the series of Debt Securities designated as the “5.450% Notes due 2028” and the “5.700% Notes due 2033” and to provide for the Guarantees in respect thereof and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes of each series, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101      Definitions. For all purposes of the Original Indenture and this Supplemental Indenture relating to each series of Debt Securities (consisting of the Notes) created hereby and the Guarantees in respect thereof, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article have the meanings assigned to them in this Article. Each capitalized term that is used in the Original Indenture and this Supplemental Indenture but not defined herein shall have the meaning specified in the Original Indenture.

“Additional Notes” has the meaning specified in Section 202 of this Supplemental Indenture.

“Agent Members” has the meaning specified in Section 209(e)(v) of this Supplemental Indenture.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, in each case to the extent applicable to such transaction and as in effect from time to time.

“Below Investment Grade Downgrade Event” means, with respect to either series of Notes, the rating on such Notes is lowered in respect of a Change of Control and such Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which period shall be extended until the ratings are announced if, during such 60-day period, the rating of such Notes is under publicly announced consideration for possible downgrade by each of the Rating Agencies); provided that a Below Investment Grade Downgrade Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Downgrade Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Company in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Downgrade Event). The Company shall request the Rating Agencies to make such confirmation in connection with any Change of Control and shall promptly certify to the Trustee as to whether or not such confirmation has been received or denied.

“Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in The City of New York are authorized or obligated by law to close.

“Capital Stock” of any Person means any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, other equity interests whether now outstanding or issued after the Issue Date, partnership interests (whether general or limited), limited liability company interests, any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, including any preferred stock, and any rights (other than debt securities convertible into, or exchangeable for or valued by reference to, Capital Stock until and unless any such debt security is converted into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

“cash” means U.S. legal tender.

“Certificated Notes” means the Notes issued in certificated, registered form without interest coupons and not required to bear the Legend set forth in Section 207(a)(ii) of this Supplemental Indenture.

“Change of Control” means the occurrence of any of the following events:

(1)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company;

(2)           the Company sells, assigns, conveys, transfers, leases or otherwise disposes of (other than by way of merger or consolidation) all or substantially all of its and its Subsidiaries’ assets taken as a whole to any Person, other than any such transaction where:

(A)	the transferee is a Person controlled, directly or indirectly, by one or more Permitted Holders; or

(B)	following such transaction, each transferee becomes an obligor in respect of the Notes and either (i) each transferee is or becomes a Subsidiary of the transferor of such assets or (ii) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the transferee immediately after such transaction;

(3)           the Company consolidates with or merges with or into any Person or any Person consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where:

(A)	the surviving corporation is a Person controlled, directly or indirectly, by one or more Permitted Holders; or

(B)	(i) the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation (or any direct or indirect parent company of the surviving corporation) and (ii) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation immediately after such transaction; or

(4)	the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i) Cox becomes a direct or indirect wholly owned subsidiary of a holding company and (ii) the direct or indirect holders of the Voting Stock of Cox immediately prior to such transaction own, directly or indirectly, at least a majority of the Voting Stock of such holding company.

“Change of Control Repurchase Event” means, with respect to either series of Notes, the occurrence of a Change of Control together with a Below Investment Grade Downgrade Event with respect to such series of Notes. Notwithstanding the foregoing, no Change of Control Repurchase Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Clearstream” means Clearstream Banking, S.A. (formerly Cedelbank).

“Corporate Trust Office” means 500 Ross Street, 12th Floor, Pittsburgh, Pennsylvania 15262 or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

“Cox Descendants” means the lineal descendants of Governor James M. Cox.

“Cox Family Charities” means charitable organizations of which Cox Family Individuals constitute at least a majority of the trustees, members or directors thereof.

“Cox Family Individuals” means (a) the Cox Descendants and (b) the spouses and surviving spouses of Cox Descendants.

“Cox Family Members” means (a) Cox Family Individuals, (b) Cox Family Trusts, (c) Cox Family Charities or (d) corporations, partnerships, limited partnerships, limited liability companies or any other Person beneficially owned in whole or in part by one or more Cox Family Individuals or Cox Family Trusts or Cox Family Charities;provided that, with respect to clauses (b) and (d), in the case of a Cox Family Trust, a majority of the trustees are Cox Family Individuals, in the case of a general or limited partnership, Cox Family Individuals own, directly or indirectly, more than 50% of the interests or general partner interests, in the case of a limited liability company, Cox Family Individuals hold, directly or indirectly, more than 50% of the vote of the managers, and in the case of any other Person, one or more Cox Family Individuals is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock, measured by voting power rather than number of shares, of such Person.

“Cox Family Trusts” means trusts established by or for the benefit of any one or more Cox Family Individuals.

“Credit Agreement” means the Third Amended and Restated Credit Agreement dated as of November 10, 2010, and as amended and restated as of March 28, 2014, December 13, 2018 and November 4, 2021, and further amended as of March 1, 2023 (and as may be further amended, supplemented or otherwise modified from time to time), among the Company, the Guarantor, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto.

“Debt Securities” has the meaning specified in the first recital hereof.

“Depositary” means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter “Depositary” shall mean or include such successor and any nominee thereof.

“Distribution Compliance Period” means the 40-day distribution compliance period as defined in Regulation S, or such later date, if any, as may be required by applicable laws.

“DTC” means The Depository Trust Company.

“Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Euroclear” means the Euroclear Bank SA/NV.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, Inc. or any successor to the rating agency business thereof.

“Global Note” means a Note issued in global form, bearing the legends set forth in Section 207(a)(ii) of this Supplemental Indenture, and deposited with or on behalf of the Depositary.

“Guarantee” or “Guarantees” has the meaning specified in the recitals hereof.

“Guarantor” has the meaning specified in the first paragraph hereof.

“Holder” and “Noteholder,” in the case of any Note, means the Person in whose name such Note is registered in the Debt Security Register.

“Institutional Accredited Investor” means an institutional “accredited investor” as defined in Rule 501(a)(l), (2), (3) and (7) under the Securities Act.

“Interest Payment Date,” in respect of any Note, has the meaning assigned to it in such Note.

“Investment Grade Rating” means (a) with respect to Moody’s, a rating equal to or higher than Baa3 (or the equivalent), and (b) with respect to S&P and Fitch, a rating equal to or higher than BBB- (or the equivalent) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Issue Date” means June 20, 2023.

“Legend” means the Transfer Restriction Legend as defined in Section 207(c) of this Supplemental Indenture.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Notes” has the meaning specified in the recitals hereof.

“Permitted Holders” means (a) the Cox Family Members, (b) the Guarantor and its affiliates, including any successor Person to the Guarantor that owns, directly or indirectly, 100% of the Capital Stock of the Company and such successor Person’s affiliates, and (c) any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of the foregoing with respect to which any such Persons exercise a majority of voting power.

“Purchase Agreement” means the Purchase Agreement, dated June 12, 2023, among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, acting as representatives on behalf of the Initial Purchasers (as defined therein).

“Qualified Institutional Buyer” has the meaning specified in Rule 144A.

“Rating Agencies” means:

(1)	S&P;

(2)	Moody’s; and

(3)	Fitch;

provided, that if S&P, Moody’s or Fitch or all three shall not make a rating of the Notes of either series publicly available, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company, which shall be substituted for S&P, Moody’s or Fitch or all three, as the case may be.

“Redemption Date”, with respect to any Note or portion thereof to be redeemed, means the date fixed for redemption in accordance with the terms of such Note and Article III of the Original Indenture.

“Redemption Price”, with respect to any Note or portion thereof to be redeemed, means the price at which it is to be redeemed as determined in accordance with the terms of the applicable Note and Article III of the Original Indenture.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Note” means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as applicable.

“Regulation S Permanent Global Note” means a permanent Global Note in the form of the Note attached hereto as Exhibits A-2(i) or A-2(ii), as applicable, and that is deposited with and registered in the name of the Depositary, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Distribution Compliance Period.

“Regulation S Temporary Global Note” means a temporary Global Note in the form of the Note attached hereto as Exhibit A-2(i) or A-2(ii), as applicable, and that is deposited with and registered in the name of the Depositary, representing Notes sold in offshore transactions in reliance on Regulation S.

“Resale Restriction Termination Date” means (1) in the case of U.S. Global Notes, the date that is one year after the latest of (a) the Issue Date, (b) the original issue date of any Additional Notes of such series and (c) the last date on which the Company or any of its Affiliates were the owner of such Notes (or any predecessor thereof) or, in the case of Regulation S Notes, the date that is 40 days after the latest of (a) the Issue Date, (b) the original issue date of any Additional Notes of such series and (c) the date on which such Notes (or any predecessor thereof) were first offered to persons other than distributors (as defined in Rule 902 of Regulation S) in reliance on Regulation S and (2) such later date, if any, as may be required by applicable laws.

“Restricted Note” means a Note required to bear the Transfer Restriction Legend pursuant to Section 207(c) of this Supplemental Indenture and set forth on the forms of Notes attached as Exhibits A-l(i), A-l(ii), A-2(i) or A-2(ii), as applicable, to this Supplemental Indenture.

“Rule 144A” means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., or any successor to the rating agency business thereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Supplemental Indenture” means this Twentieth Supplemental Indenture.

“Termination Date” has the meaning set forth in Section 501(f) of this Supplemental Indenture.

“Transfer Restriction Legend” has the meaning specified in Section 207(c) of this Supplemental Indenture.

“Trustee” has the meaning specified in the first paragraph hereof.

“U.S. Global Note” means a Global Note in the form of the Note attached hereto as Exhibits A-l(i) or A-l(ii), as applicable, to this Supplemental Indenture, and that is deposited with and registered in the name of the Depositary, representing Notes sold in reliance on Rule 144A.

“Voting Stock” of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

SECTION 102         Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture.

SECTION 103         Effect of Supplemental Indenture. Except as set forth below and except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Original Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided. The Original Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Supplemental Indenture amends and supplements and, to the extent inconsistent therewith, replaces the provisions of the Original Indenture, to which provisions reference is hereby made. For the avoidance of doubt, the provisions of Section 206 hereof amend Section 3.03 of the Original Indenture as set forth in such Section 206; the provisions of Section 210 hereof amend Section 6.01 of the Original Indenture as set forth in such Section 210; the provisions of Section 211 hereof amend Section 7.06 of the Original Indenture as set forth in such Section 211; the provisions of Section 212 hereof amend Section 7.07 of the Original Indenture as set forth in such Section 212; the provisions of Section 213 hereof amend Section 7.08 of the Original Indenture as set forth in such Section 213; the provisions of Sections 214 and 215 hereof amend Section 9.01 of the Original Indenture as set forth in such Sections 214 and 215; the provisions of Article 3 hereof replace the provisions of Section 5.03 of the Original Indenture in their entirety; the provisions of Section 402 hereof replace the provisions of Section 4.08 of this Original Indenture in their entirety; the provisions of Section 403 hereof replace the provisions of Section 4.09 of the Original Indenture in their entirety; and the provisions of Article 6 hereof amend the provisions of Section 7.02 of the Original Indenture as set forth in such Article 6.

The amendments and supplements to, and replacements of the provisions of, the Original Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Debt Securities issued pursuant to this Supplemental Indenture and the Guarantees in respect thereof, and shall not apply to any other Debt Securities that have been or may be issued under the Original Indenture unless a supplemental indenture with respect to such other Debt Securities specifically incorporates such amendments, supplements and replacements.

The provisions of Article XI of the Original Indenture shall apply to the Notes.

ARTICLE 2

THE NOTES

SECTION 201         Title of the Notes. The 2028 Notes and 2033 Notes shall be known and designated as the “5.450% Notes due 2028” and the “5.700% Notes due 2033” of the Company, respectively.

SECTION 202         Amount. The aggregate principal amount of Notes that may be authenticated and delivered under this Supplemental Indenture is initially limited to $500,000,000 for the 2028 Notes and $500,000,000 for the 2033 Notes, in each case, except for Notes authenticated and delivered upon registration of, transfer of, or exchange for, or in lieu of, other Notes pursuant to Section 2.07, 2.08, 2.09 or 9.04 of the Indenture, or upon repayment in part of any 2028 Note or 2033 Note pursuant to Article III of the Original Indenture. The Company may, from time to time, subject to compliance with any other applicable provisions of this Supplemental Indenture but without the consent of the Holders of any series of Notes, create and issue pursuant to this Supplemental Indenture an unlimited principal amount of additional Notes of such series (in excess of any amounts theretofore issued) having the same terms and conditions to those of the other outstanding Notes of such series (“Additional Notes”); provided that any such Additional Notes (i) may have a different issue date and issue price from other outstanding Notes of such series and (ii) may have a different amount of interest payable on the first Interest Payment Date after issuance than the amount payable on other outstanding Notes of such series; provided further, that any such any such Additional Notes are not fungible with the applicable Notes issued on the Issue Date for U.S. federal income tax purposes, such Additional Notes will be issued with a separate CUSIP number.

SECTION 203         Stated Maturity. The Stated Maturity of the 2028 Notes shall be September 15, 2028. The Stated Maturity of the 2033 Notes shall be June 15, 2033.

SECTION 204         Interest.

(a)            The 2028 Notes shall bear cash interest at the rate of 5.450% per annum from June 20, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2023, to the Persons in whose names such Notes are registered at the close of business on the immediately preceding March 1 or September 1, as the case may be, whether or not a Business Day. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

(b)            The 2033 Notes shall bear cash interest at the rate of 5.700% per annum from June 20, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2023, to the Persons in whose names such Notes are registered at the close of business on the immediately preceding June 1 or December 1, as the case may be, whether or not a Business Day. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 205         Payments.

(a)            Payments of principal, premium, if any, and interest on the Notes will be made to the Depositary, or its nominee, as the case may be, as the registered owner and holder of the Global Notes representing the Notes. In the event that the Notes are issued in the form of Certificated Notes, payments of principal, premium, if any, and interest thereon will be at the office or agency of the Trustee in the City of New York designated for such purpose; provided that, with respect to definitive Certificated Notes only, payment of interest, other than interest payable at Stated Maturity or upon redemption, may be made at the option of the Company, by the Trustee to the address of the Person entitled as shown on the register for such Debt Securities.

(b)            If any date of Stated Maturity, Redemption Date or Interest Payment Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day, and no interest shall accrue on the amount so payable for the period between such payment date and the next Business Day.

(c)            Payments of principal, premium, if any, and interest on the Notes shall be made in cash or such other coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt.

SECTION 206         Redemption. Each series of Notes shall be redeemable, in whole or in part, on one or more Redemption Dates at the applicable Redemption Price. If the Redemption Date is not an Interest Payment Date, the amount of the scheduled interest payment on the next succeeding Interest Payment Date will be reduced by the amount of interest accrued to the Redemption Date. In connection with any redemption, notice of the redemption will be delivered at least 10 days but not more than 60 days prior to the applicable Redemption Date to the Holders of the Notes of such series by first-class mail or delivered electronically if held by DTC, to the address of such Holder appearing in the security register or otherwise in accordance with the procedures of DTC. Without limiting the other provisions of Section 3.03 of the Original Indenture, any notice of redemption may, at the Company’s discretion, be subject to the satisfaction of one or more conditions precedent, and if such notice of redemption is conditioned upon the occurrence of one or more conditions precedent, such notice shall state the nature of such conditions precedent. At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense. In such event, the Company shall provide the Trustee with the information required by this Section and the Original Indenture relating to such redemption.

SECTION 207         Forms; Denominations. The Notes shall be Registered Securities. The Global Notes representing the Notes shall be in substantially the forms attached hereto as Exhibits A-l(i), A-l(ii), A-2(i) or A-2(ii), as applicable.

The Notes are being offered and sold by the Company pursuant to the Purchase Agreement.

(a)           Global Notes. (i) Notes offered and sold in reliance on Rule 144A as provided in the Purchase Agreement shall be issued initially in the form of one or more U.S. Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with the Trustee, as custodian for the Depositary and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate principal amount of the U.S. Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

Notes offered and sold in offshore transactions in reliance on Regulation S as provided in the Purchase Agreement shall be issued initially in the form of one or more Regulation S Temporary Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with the Trustee, as custodian for the Depositary, for the accounts of Euroclear and Clearstream and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Distribution Compliance Period shall be terminated upon the receipt by the Trustee of a written certificate from the Depositary, if available, together with copies of certificates from Euroclear and Clearstream, if available, certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Distribution Compliance Period pursuant to another exemption from registration under the Securities Act and who shall take delivery of a beneficial ownership interest in a U.S. Global Note bearing a Legend, all as contemplated by Section 209(a)(iii) hereof).

Following the termination of the Distribution Compliance Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures. Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced to reflect exchanges or redemptions. Any adjustment of the aggregate principal amount of a Global Note representing the Notes to reflect the amount of any decrease in the principal amount of outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 209 hereof and shall be made on the records of the Trustee and the Depositary.

(i)     Book-Entry Provisions. This Section 207(a)(ii) shall apply only to Global Notes.

The Company shall execute and the Trustee shall, in accordance with this Section 207(a)(ii) and Section 2.02 of the Indenture, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (c) shall bear legends substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

“TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE TWENTIETH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

(b)            Certificated Notes. Except as otherwise set forth in this Supplemental Indenture, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes. Beneficial interests in a Global Note transferred in accordance with Section 209(a)(ii) to an Institutional Accredited Investor who is not a Qualified Institutional Buyer and beneficial interests in a Global Note transferred to the beneficial holders thereof pursuant to Section 209(e) will be issued in certificated, registered form without interest coupons.

(c)            Restrictive Legends. Prior to the Resale Restriction Termination Date, all Global Notes and all Certificated Notes issued in exchange for a beneficial interest in a Global Note shall bear a legend (the “Transfer Restriction Legend”) in substantially the following form, unless such Notes have been sold pursuant to a registration statement that has been declared effective under the Securities Act:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

“THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO SUCH PURCHASER IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS, IN THE CASE OF U.S. GLOBAL NOTES: ONE YEAR AFTER THE LATEST OF THE ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES WERE THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), OR IN THE CASE OF REGULATION S GLOBAL NOTES: 40 DAYS AFTER THE LATEST OF THE ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S, OR REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. IN THE CASE OF REGULATIONS GLOBAL NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

“IN THE CASE OF REGULATION S TEMPORARY GLOBAL NOTES: THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.”

SECTION 208        Transfer and Exchange.

(a)            Notwithstanding any provision to the contrary herein, so long as a Global Note remains Outstanding and is held by or on behalf of the Depositary, transfers of such Global Note, in whole or in part, shall be made only in accordance with Section 209 and this Section 208.

(b)            Transfers of a Global Note shall be limited to transfers of such Global Note in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor’s nominee.

(c)            If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing a Legend, or if a request is made to remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an opinion of counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act, that such Notes are not “restricted” within the meaning of Rule 144 under the Securities Act or that any such exchange or replacement Notes have been issued in a registered transaction under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and the Registrar of the sale or exchange of such Notes pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Note that does not bear the Legend. If the Legend is removed from the face of a Note and the Note is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

The Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including transfers between or among the Depositary’s participants or beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 209         Global Notes.

(a)            Notwithstanding any other provisions of this Supplemental Indenture or the Notes, (A) transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.07 of the Indenture and Sections 208 and 209(a)(i) below, (B) transfer of a beneficial interest in a Global Note for a Certificated Note shall comply with Section 2.07 of the Indenture and Section 209(a)(ii) below, (C) transfers of a beneficial interest in a Regulation S Global Note for a beneficial interest in a U.S. Global Note shall comply with Section 2.07 of the Indenture and Section 209(a)(iii) below, and (D) transfers of a Certificated Note shall comply with Section 2.07 of the Indenture and Sections 209(a)(iv) and (v) below.

(i)             Transfer of Global Note. A Global Note may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Note that is issued in exchange for a Global Note but is not itself a Global Note. No transfer of a Note to any Person shall be effective under the Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 209(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 209(a).

(ii)            Restrictions on Transfer of a Beneficial Interest in a Global Note for a Certificated Note. A beneficial interest in a Global Note may not be exchanged for a Certificated Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a request for transfer of a beneficial interest in a Global Note in accordance with Applicable Procedures for a Certificated Note in the form satisfactory to the Trustee, together with:

(a)            so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit B-1 attached hereto, and, if requested by the Company or the Registrar, certification in the form set forth in Exhibit B-2 attached hereto, that such beneficial interest in the Global Note is being transferred to an Institutional Accredited Investor;

(b)            written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect a decrease in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

(c)            if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to compliance with the restrictions set forth in the applicable Legend, then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Notes represented by the Global Note to be decreased by the aggregate principal amount of the Certificated Note to be issued, shall issue such Certificated Note and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so issued.

(iii)            Restrictions on Transfer of Beneficial Interest in a Regulation S Global Note for a Beneficial Interest in a U.S. Global Note.

(a)            On or prior to the expiration of the Distribution Compliance Period, a beneficial interest in a Regulation S Global Note may be transferred to a Person who takes delivery in the form of an interest in the corresponding U.S. Global Note only upon receipt by the Trustee of a written certification from the transferor to the effect that such transfer is being made (i)(a) to a Person whom the transferor reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A or (b) pursuant to another exemption from the registration requirements under the Securities Act which is accompanied by an Opinion of Counsel regarding the availability of such exemption and (ii) in accordance with all applicable securities laws of any state of the United States or any other jurisdiction.

(b)            Beneficial interests in the U.S. Global Note may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Trustee a written certificate to the effect that such transfer is being made in accordance with Rule 904 of Regulation S or Rule 144 (if available).

(iv)            Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

(x)	to register the transfer of such Certificated Notes; or

(y)            to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

(a)            shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(b)            so long as such Notes are Restricted Notes, such Notes are being transferred or exchanged pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

(A)	if such Certificated Notes are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

(B)	if such Certificated Notes are being transferred to the Company, a certification to that effect; or

(C)	if such Certificated Notes are being transferred pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit B-1 and B-2, if applicable) and (ii) if the Company or Registrar so requests, an opinion of counsel or other evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Transfer Restriction Legend.

(v)            Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below.

Upon receipt by the Trustee of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

(x)            so long as the Notes are Restricted Notes, certification, in the form set forth in Exhibit B-1, that such Certificated Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A; and

(y)            written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Note and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Certificated Note to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so cancelled. If no Global Notes are then Outstanding, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(b)            Subject to the succeeding paragraph, every Note shall be subject to the restrictions on transfer provided in the applicable Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Note is presented or surrendered for registration of transfer or for exchange for a Note registered in a name other than that of the Holder, such Note must be accompanied by a certificate in substantially the form set forth in Exhibit B-1, dated the date of such surrender and signed by the Holder of such Note, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Note not so accompanied by a properly completed certificate.

(c)            The restrictions imposed by the Transfer Restriction Legend upon the transferability of any Restricted Note shall cease and terminate when such Note has been sold or exchanged pursuant to an effective registration statement under the Securities Act or may be transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto). Any Note as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section 209 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company, the Trustee and the Registrar and in form acceptable to the Company, to the effect that the transfer of such Note has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Note, of like tenor and aggregate principal amount, which shall not bear the Transfer Restriction Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Notes under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel.

(d)            As used in the preceding two paragraphs of this Section 209, the term “transfer” encompasses any sale, pledge, transfer, hypothecation or other disposition of any Note.

(e)            The provisions of clauses (i), (ii), (iii), (iv), and (v) below shall apply only to Global Notes:

(i)            Notwithstanding any other provisions of the Indenture or the Notes, except as provided in Section 209(a)(ii), a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Note may be exchanged for Certificated Notes registered in the names of any Person designated by the Depositary in the event that (A) the Depositary has notified the Company that it is unwilling or unable to continue as depositary for such Global Note or the Depositary has ceased to be a “clearing agency” registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (B) an Event of Default has occurred and is continuing with respect to the Notes. Any Global Note exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clause (B) above may be exchanged in whole or from time to time in part as directed by the Depositary. Prior to the issuance of Certificated Notes in exchange for any beneficial interests in a Regulation S Global Note, the holder of such beneficial interests shall, as a condition to such exchange, certify in a form satisfactory to the Company that such holder is a non-U.S. person (as that term is defined in Regulation S under the Securities Act) or a U.S. person who purchased such beneficial interest in a transaction that did not require registration under the Securities Act. In the event that Certificated Notes are issued in respect of beneficial interests in a Regulation S Global Note at any time prior to the end of the Distribution Compliance Period (other than in a transaction subject to Rule 144A), the Company shall as promptly as practicable, institute procedures, including appropriate certifications, reasonably designed to ensure that any transfer of such Certificated Notes prior to the end of the Distribution Compliance Period is made only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from such registration.

(ii)            Notes issued in exchange for a Global Note or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Note or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable Legend. Any Global Note to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Note to be exchanged in part, either such Global Note shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Note issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

(iii)            Subject to the provisions of clause (v) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(iv)            In the event of the occurrence of any of the events specified in clause (i) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Notes.

(v)            Neither any members of, or participants in, the Depositary (collectively, the “Agent Members”) nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

SECTION 210         Events of Default. For purposes of this Supplemental Indenture and the Notes issued hereunder, Section 6.01 of the Original Indenture is hereby amended by deleting the clause immediately following subsection (i) in the first sentence of such Section and inserting in its place the following:

then and in each and every case that an Event of Default described in clause (a), (b), (c), (d), (e), (f), (g) (with respect to Restricted Subsidiaries only), (h) (with respect to Restricted Subsidiaries only) or (i) with respect to Debt Securities of that series at the time Outstanding occurs and is continuing, unless the principal of and interest on all the Debt Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal of (or, if the Debt Securities of that series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of that series) and interest on all the Debt Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debt Securities or Coupons appertaining thereto of that series contained to the contrary notwithstanding.

SECTION 211         Compensation and Reimbursement. For purposes of this Supplemental Indenture and the Notes issued hereunder, Section 7.06 of the Original Indenture is hereby amended to be replaced with the following:

The Company covenants and agrees to pay in Dollars to the Trustee such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided herein, the Company will pay or reimburse in Dollars the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advances as may arise from its negligence or wilful misconduct. The Company also covenants to indemnify in Dollars each of the Trustee (which shall be deemed to include its officers, directors, employees, and agents) or any predecessor Trustee for, and to hold it harmless against, any loss, damage, claim, liability or expense, including the reasonable fees and expenses of counsel, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence or wilful misconduct on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee and/or the satisfaction and discharge of this Indenture. The Company and the Holders agree that such additional indebtedness shall be secured by a Lien prior to that of the Debt Securities and Coupons, if any, upon all property and funds held or collected by the Trustee, as such, except funds held in trust for the payment of principal of, and premium, if any, or interest on, particular Debt Securities and Coupons.

SECTION 212         Right of Trustee to Rely on an Officers’ Certificate Where No Other Evidence Specifically Prescribed. With respect to the Notes, Section 7.07 of the Original Indenture is hereby amended to be replaced with the following:

Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture.

SECTION 213         Separate Trustee; Replacement of Trustee. With respect to the Notes, Section 7.08 of the Original Indenture is hereby amended to be replaced with the following:

The Company may, but need not, appoint a separate Trustee for any one or more series of Debt Securities. The Trustee may resign with respect to one or more or all series of Debt Securities at any time by giving 30 days’ notice to the Company. The Holders of a majority in principal amount of the Debt Securities of a particular series may remove the Trustee for such series and only such series by so notifying the Trustee and may appoint a successor Trustee with 30 days’ notice. The Company shall remove the Trustee with 30 days’ notice if:

(1)	the Trustee fails to comply with Section 7.10;

(2)	the Trustee is adjudged bankrupt or insolvent;

(3)	a receiver or other public officer takes charge of the Trustee or its property; or

(4)	the Trustee otherwise becomes incapable of acting.

If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Debt Securities of a particular series and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 7.08.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall send a notice of its succession to Holders of Debt Securities of each applicable series. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 7.06.

If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 25% in principal amount of the Debt Securities of any applicable series may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee for the Debt Securities of such series.

If the Trustee fails to comply with Section 7.10, any Holder of Debt Securities of any applicable series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company’s obligations under Section 7.06 shall continue for the benefit of the retiring Trustee.

In the case of the appointment hereunder of a separate or successor trustee with respect to the Debt Securities of one or more series, the Company, any retiring Trustee and each successor or separate Trustee with respect to the Debt Securities of any applicable series shall execute and deliver an indenture supplemental hereto (1) which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of any retiring Trustee with respect to the Debt Securities of any series as to which any such retiring Trustee is not retiring shall continue to be vested in such retiring Trustee and (2) that shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trustee hereunder by more than one trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustees co-trustees of the same trust and that each such separate, retiring or successor Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

SECTION 214         With respect to the Notes, Section 9.0l (f) of the Original Indenture is hereby deleted in its entirety and replaced with “[Reserved]” in lieu thereof.

SECTION 215         With respect to the Notes, the last paragraph of Section 9.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

After an amendment under the Indenture becomes effective with respect to the Notes of a particular series, the Company is required to deliver to Holders of the Notes of such series, by first-class mail or delivered electronically if held by DTC, to the address of such Holder appearing in the security register or otherwise in accordance with the procedures of DTC, a notice briefly describing such amendment. However, the Company’s failure to give such notice to all Holders of the Notes of such series, or any defect in such notice, will not impair or affect the validity of the amendment.

ARTICLE 3

REPORTS BY THE COMPANY

So long as any of the Debt Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Sections 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each Holder of Notes and to each prospective purchaser (as designated by such Holder) of Notes, upon the request of such Holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

ARTICLE 4

ADDITIONAL COVENANTS

SECTION 401         Purchase of Notes Upon a Change of Control Repurchase Event.

(a)            If a Change of Control Repurchase Event occurs with respect to either series of Notes, each Holder of the Notes of such series will have the right to require that the Company purchase all or any part (in denominations of $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Notes of such series pursuant to a Change of Control offer (a “Change of Control Offer”) on the terms set forth in this Supplemental Indenture, except that the Company shall not be obligated to repurchase the Notes of such series pursuant to this Section 401 in the event that the Company has exercised the right to redeem all of the Notes of such series as described in Section 206. In the Change of Control Offer with respect to either series of Notes, the Company will offer to purchase all of the Notes of such series at a purchase price (the “Change of Control Purchase Price”) in cash in an amount equal to 101% of the principal amount of such series of Notes, plus accrued but unpaid interest, if any, to, but not including, the date of purchase (the “Change of Control Purchase Date”) (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date if such Notes have not been repurchased prior to such record date).

(b)            Within 30 days after any Change of Control Repurchase Event with respect to either series of Notes or, at the Company’s option, prior to such Change of Control but after the public announcement of such pending Change of Control, the Company must notify the Trustee of such series of Notes and give written notice of the Change of Control Repurchase Event to the Trustee and each Holder of Notes of such series, by first-class mail or delivered electronically if held by DTC, to the address of such Holder appearing in the security register or otherwise in accordance with the procedures of DTC. The notice must state, among other things:

(1)            that a Change of Control Repurchase Event has occurred or may occur with respect to such series of Notes and the date of such event;

(2)            the purchase price and the purchase date which shall be fixed by the Company on a Business Day no earlier than 15 days nor later than 60 days from the date the notice is mailed or delivered electronically, other than as may be required by law;

(3)            that any Note not tendered will continue to accrue interest;

(4)            that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date; and

(5)            other procedures that a Holder of Notes must follow to accept a Change of Control Offer or to withdraw acceptance of the Change of Control Offer.

In addition, the notice, if sent prior to the date of the consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Purchase Date.

(c)            If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of an applicable series validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described in clause (d) below, purchases all of the Notes of such series validly tendered and not withdrawn by such Holders, the Company will have the right, upon not less than 15 nor more than 60 days’ prior notice, with such notice given not more than 30 days following the Change of Control Purchase Date, to redeem all Notes of such series that remain Outstanding following such purchase at a redemption price in cash equal to the Change of Control Purchase Price plus, to the extent not included in the Change of Control Purchase Price, accrued and unpaid interest, if any, on the Notes of such series that remain Outstanding to, but not including, the date of redemption (subject to the rights of Holders of record on relevant record dates to receive interest due on the relevant Interest Payment Date).

(d)            The Company will comply with Rule 14e-l under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 401, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 401 by virtue of its compliance with such securities laws and regulations. The Company will not be required to make a Change of Control Offer upon a Change of Control Repurchase Event with respect to either series of Notes if a third party makes the Change of Control Offer with respect to such series of Notes in the manner, at the times and otherwise in compliance with the requirements described in this Supplemental Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

(e)            On the Change of Control Purchase Date with respect to either series of Notes, the Company will, to the extent permitted by law:

(1)            accept for payment all Notes of such series or portions thereof properly tendered pursuant to the Change of Control Offer;

(2)            deposit with the Depositary or the Trustee, as applicable, an amount equal to the aggregate Change of Control Purchase Price in respect of all Notes of such series or portions thereof so tendered; and

(3)            deliver, or cause to be delivered, to the Trustee for cancellation of the Notes of such series so accepted together with an Officers’ Certificate to the Trustee stating that such Notes or portions thereof have been tendered to and purchased by the Company.

SECTION 402         Limitation on Liens. With respect to the Notes, Section 4.08 of the Original Indenture is hereby amended to be replaced with the following:

As long as any Notes of any series remain Outstanding, the Company will not, and will not permit any Restricted Subsidiary to, create, incur or assume any Lien (other than Permitted Liens) on Restricted Property to secure the payment of Indebtedness of the Company or any Restricted Subsidiary if immediately after the creation, incurrence or assumption of such Lien, the aggregate outstanding principal amount of all Indebtedness of the Company and its Restricted Subsidiaries that is secured by Liens (other than Permitted Liens) on Restricted Property would exceed the greater of (i) $1,100,000,000 or (ii) 15% of the aggregate outstanding principal amount of all Indebtedness of the Company and its Restricted Subsidiaries (whether or not so secured), unless effective provision is made whereby the Notes of such series (together with, if the Company shall so determine, any other Indebtedness ranking equally with the Notes of such series, whether then existing or later created) are secured equally and ratably with (or prior to) such Indebtedness (but only for so long as such Indebtedness is so secured).

SECTION 403         Limitation on Indebtedness of Restricted Subsidiaries. For purposes of this Supplemental Indenture and the Notes issued hereunder, Section 4.09 of the Original Indenture is hereby amended to be replaced with the following:

As long as any Notes of any series remain Outstanding, the Company will not permit any Restricted Subsidiary to incur or assume any Indebtedness if immediately after the incurrence or assumption of such Indebtedness, the aggregate outstanding principal amount of all Indebtedness of the Restricted Subsidiaries would exceed the greater of (i) $1,100,000,000 or (ii) 15% of the aggregate outstanding principal amount of all Indebtedness of the Company and its Restricted Subsidiaries; provided that in any event, a Restricted Subsidiary may incur Indebtedness to extend, renew or replace Indebtedness of such Restricted Subsidiary to the extent that the principal amount of the Indebtedness so incurred does not exceed the principal amount of the Indebtedness extended, renewed or replaced thereby immediately prior to such extension, renewal or replacement plus any premium, accrued and unpaid interest or capitalized interest payable thereon.

ARTICLE 5

SECTION 501         Guarantee.

(a)            The Guarantor hereby fully and unconditionally guarantees the Notes of each series and the obligations of the Company thereunder and under the Indenture, and guarantees to each Holder of a Note of such series authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, that (i) the principal of (and premium, if any) and interest on the Notes of such series will be paid in full when due, whether at Stated Maturity, by acceleration or otherwise (including, without limitation, the amount that would become due but for the operation of any automatic stay provision of any federal bankruptcy law), together with interest on the overdue principal, if any, and interest on any overdue interest, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Notes of such series will be paid in full or performed, all in accordance with the terms of the Indenture and the Notes of such series; and (ii) in case of any extension of time of payment or renewal of any Notes of such series or of any such other obligations, the same will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

(b)            The Guarantor hereby agrees that, upon the occurrence of an Event of Default in payment of principal (or premium, if any) or interest on an applicable series of Notes, whether at Stated Maturity, by acceleration, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, a Holder of such Notes of such series, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce the Guarantee without first proceeding against the Company or any other guarantor. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default with respect to an applicable series of Notes, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes of such series, to collect interest on the Notes of such series, or to enforce or exercise any other right or remedy with respect to the Notes of such series, the Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

(c)            With respect to an applicable series of Notes, unless and until the Termination Date (as defined herein) has occurred, or the Guarantor shall be released in accordance with Section 504 of this Supplemental Indenture, to the fullest extent permitted by applicable law, the Guarantor shall remain obligated hereunder and the Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes of such series are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes of such series, whether as a "voidable preference", "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes of such series shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(d)            To the fullest extent permitted by applicable law, the Guarantor waives diligence, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice in respect of the Company's obligations under any series of Notes and under the Indenture, and any defense arising by reason of any disability or other defense of the Company or the Guarantor with respect to such obligations (other than the defense that the Termination Date has occurred or the Guarantor has been released in accordance with Section 504 of this Supplemental Indenture). The Guarantor understands and agrees that the Guarantee contained in this Article 5 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance and not merely of collectability, and its Guarantee of a particular series of Notes and the obligations of the Company under the Indenture hereunder shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives all rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not the Guarantor has knowledge thereof): (i) the validity, regularity or enforceability of the Notes of such series or the Indenture or the absence of any action to enforce the same, (ii) the recovery of any judgment against the Company or any action to enforce the same, (iii) any renewal, extension or acceleration of, or any increase in the amount of the Company's obligations under such series of Notes and under the Indenture (whether or not any increase is committed, contemplated or provided for by the Indenture or the Notes of such series on the date hereof), (iii) any failure, omission or delay in enforcement (by agreement or otherwise), or the stay or enjoining (by court order, operation of law or otherwise) of the exercise of enforcement, of any claim or demand or any right, power or remedy (whether arising under the Indenture or the Notes of such series, at law, in equity or otherwise) with respect to the Company's obligations under such series of Notes and under the Indenture or (iv) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantor under the Guarantee contained in this Article 5, in bankruptcy or in any other instance (in each case, other than the occurrence of the Termination Date or the release of the Guarantor in accordance with Section 504 of this Supplemental Indenture).

26

(e)            The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand (i) subject to the terms and provisions of this Supplemental Indenture, the maturity of the obligations under an applicable series of Notes guaranteed hereby may be accelerated as provided in Article VI of the Original Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any acceleration of such obligations as provided in Article VI of the Original Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

(f)             Subject to Section 504 of this Supplemental Indenture, the Guarantee of a series of Notes contained in this Article 5 shall remain in full force and effect until all the obligations of the Company under such series of Notes and under the Indenture shall have been satisfied by payment in full (such date, the "Termination Date").

(g)            The Guarantee by the Guarantor of a series of Notes shall be independent of and shall not be affected by the Guarantee by the Guarantor of any other series of Notes or other Debt Securities issued under the Indenture.

SECTION 502          Subrogation. The Guarantor shall be subrogated to all rights of Holders against the Company in respect of any amounts paid by the Guarantor pursuant to its Guarantee; provided, however; that if an Event of Default has occurred and is continuing with respect to a series of Notes, the Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Company under the Indenture or the applicable series of Notes shall have been paid in full.

SECTION 503          Reinstatement. Subject to Section 504 of this Supplemental Indenture, the Guarantee of a series of Notes contained in this Article 5 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Company's obligations with respect to such series of Notes or the Indenture is rescinded or must otherwise be restored or returned by the Trustee or any Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 504          Release of Guarantee. (a) The Guarantor shall, upon the occurrence of any of the following events, be automatically and unconditionally released and discharged from all obligations with respect to the Notes of an applicable series, the Indenture and the Guarantee of such series of Notes without any action required on the part of the Trustee or any Holder:

(i)             on the Termination Date;

27

(ii)            upon the termination or release of the Company's guarantee of the Guarantor's obligations under the Credit Agreement;

(iii)           upon any covenant defeasance or legal defeasance with respect to such series of Notes and the Indenture, or upon the discharge of the Company's obligations with respect to such series of Notes and obligations under the Indenture in accordance with its terms;

(iv)           upon (A) the consolidation or merger by the Company with or into any Person or (B) the conveyance, transfer or lease of all or substantially all the assets of the Company, in a transaction that complies with the Indenture, such that the Company ceases to be a subsidiary of the Guarantor; or

(v)            upon (A) the consolidation or merger by the Guarantor with or into any Person or (B) the conveyance, transfer or lease of all or substantially all the assets of the Guarantor, such that the Company ceases to be a subsidiary of the Guarantor.

The release of the Guarantor's Guarantee of an applicable series of Notes hereunder shall be independent of and shall not be affected by the release of the Guarantor's Guarantee of any other series of Notes or other Debt Securities issued under the Indenture.

SECTION 505          Execution and Delivery. The Guarantor hereby agrees that the Guarantee of an applicable series of Notes will remain in full force and effect notwithstanding any failure to endorse on each Note of such series a notation of such Guarantee.

ARTICLE 6

MISCELLANEOUS PROVISIONS

The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the Guarantees or the proper authorization or the due execution hereof by the Company or the Guarantor or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

28

The Trustee (which shall be deemed to include the Paying Agent when the Trustee is also acting as a Paying Agent) shall have the right to accept and act upon instructions, including funds transfer instructions ("Instructions") given pursuant to this Indenture and delivered using Electronic Means (as defined above); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions ("Authorized Officers") and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee's understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee's reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

For purposes of this Supplemental Indenture and the Notes, Section 7.02 of the Original Indenture is hereby amended to include the following additional rights of the Trustee:

(i)             in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(j)             in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, epidemics or pandemics, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;

(k)            the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual written notice thereof at the designated Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

(1)            the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

(m)           the Trustee may require that the Company deliver a certificate setting forth the names of individuals, and their titles and direct-dial telephone numbers, of officers authorized at such time to take specified actions pursuant to this Indenture;

29

(n)            the Trustee shall not be liable for errors in judgment made in good faith unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

(o)            the Trustee may act at the direction of requisite Holders without liability.

For purposes of this Supplemental Indenture and the Notes, Section 2.04 of the Original Indenture is hereby amended as follows:

(a)            the Company shall be permitted to execute the Notes by manual, facsimile or electronic signature (so long as any such electronic signature is a true representation of the actual signature of the signatory thereof); and

(b)            the Trustee shall be permitted to authenticate the Notes by manual, facsimile or electronic signature (so long as any such electronic signature is a true representation of the actual signature of the signatory thereof).

This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Each of the Company, the Guarantor and the Trustee (i) expressly and irrevocably consents to submit itself to the exclusive personal jurisdiction of the state courts in the Borough of Manhattan in the City of New York in the State of New York, and any federal court located in the Borough of Manhattan in the City of New York in the State of New York, together with any appellate court therefrom, with respect to all actions and proceedings arising out of this Indenture, the Notes or the Guarantees and (ii) expressly and irrevocably waives (and agrees not to plead or claim) any objection to the laying of venue of any action or proceeding arising out of this Indenture, the Notes or the Guarantees in such court or that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any such counterparts may be executed manually, electronically or by facsimile.

EACH OF THE COMPANY, THE GUARANTOR, THE TRUSTEE AND THE HOLDERS BY ACCEPTANCE OF THE NOTES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Indenture in effect from time to time (collectively, "Applicable Tax Law") that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) upon reasonable written request of the Trustee, to use commercially reasonable efforts to provide to the Trustee, to the extent available, sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so that the Trustee can determine whether it has tax-related obligations under Applicable Tax Law and (ii) that the Trustee shall be entitled to make any withholding or deduction in respect of taxes from payments under the Indenture to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability. Nothing in the immediately preceding sentence shall be construed as obligating the Company to make any "gross up" payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted. The terms of this paragraph shall survive the satisfaction and discharge of the Indenture.

[SIGNATURE PAGES FOLLOW]

30

IN WITNESS WHEREOF, the Parties have executed this Supplemental Indenture by their duly authorized signatories as of the date first above written.

COX COMMUNICATIONS, INC., as Issuer

By:	/s/ Perley McBride
Name: Perley McBride
Title: Executive Vice President and Chief Financial Officer

By:	/s/ Charles L. Odom
Name: Charles L. Odom
Title: Vice President and Treasurer

[Signature Page to Twentieth Supplemental Indenture]

COX ENTERPRISES, INC., as Guarantor

By:	/s/ Maria L. Friedman
Name: Maria L. Friedman
Title: Executive Vice President, Finance

By:	/s/ Charles L. Odom
Name: Charles L. Odom
Title: Senior Vice President, Corporate Finance & Treasurer

[Signature Page to Twentieth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Ann M. Dolezal
Name: Ann M. Dolezal
Title: Vice President

[Signature Page to Twentieth Supplemental Indenture]

EXHIBIT A-l(i)

[FORM OF FACE OF SECURITY]

[TRANSFER RESTRICTION LEGEND]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO SUCH PURCHASER IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS ONE YEAR AFTER THE LATEST OF THE ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) AND THE LAST DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES WERE THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR REGISTRAR'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

A-1(i)-1

[GLOBAL NOTES LEGEND]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE TWENTIETH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

A-1(i)-2

No. R-	PRINCIPAL AMOUNT
CUSIP No. 224044 CR6	$

COX COMMUNICATIONS, INC.

5.450% Notes due 2028

COX COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($                ) on September 15, 2028 (the "Maturity Date"), unless previously redeemed, and to pay interest thereon from June 20, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on March 15 and September 15 of each year (each, an "Interest Payment Date"), commencing September 15, 2023 at the rate of 5.450% per annum, until the principal hereof is paid or duly made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date, Redemption Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company's "5.450% Notes due 2028" (the "Notes"), initially limited to an aggregate principal amount of $500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by the Twentieth Supplemental Indenture dated as of June 20, 2023 (the "Twentieth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"), duly executed and delivered by the Company and Cox Enterprises, Inc., a Delaware corporation, as guarantor (the "Guarantor"), to The Bank of New York Mellon Trust Company, N.A, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes).

A-1(i)-3

The Notes and the obligations of the Company thereunder and under the Indenture shall be fully and unconditionally guaranteed on a senior unsecured basis by the Guarantor (the "Guarantee"). The Guarantee will be automatically and unconditionally released and discharged upon the occurrence of certain events without any action required on the part of the Trustee or any Holder in accordance with the terms of the Twentieth Supplemental Indenture.

Prior to the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Note matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, less (b) interest accrued to the Redemption Date, and (ii) 100% of the principal amount of this Note to be redeemed, plus,jn either case, accrued and unpaid interest thereon to the Redemption Date. On or after the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of this Note being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

"Par Call Date" means August 15, 2028.

"Treasury Rate" means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as "Selected Interest Rates (Daily) —  H.15" (or any successor designation or publication) (H.15) under the caption "U.S. government securities – Treasury constant maturities – Nominal" (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the Remaining Life); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the — two yields one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

A-1(i)-4

If on the third business day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company's actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary's procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of notes to be redeemed.

In the case of a partial redemption, selection of this Note for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to this Note will state the portion of the principal amount of this Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of this Note will be issued in the name of the holder of this Note upon surrender for cancellation of this Note. For so long as this Note is held by DTC (or another depositary), the redemption of this Note shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on this Note or portions thereof called for redemption.

If money sufficient to pay the Redemption Price and accrued and unpaid interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

Any notice of redemption may, at the Company's discretion, be subject to the satisfaction of one or more conditions precedent, and if such notice of redemption is conditioned upon the occurrence of one or more conditions precedent, such notice shall state the nature of such conditions precedent.

A-1(i)-5

Except as provided above, this Note is not redeemable by the Company prior to maturity.

This Note is not subject to any sinking fund.

Upon the occurrence of a Change of Control Repurchase Event, unless the Company has redeemed this Note or the Company has defeased this Security or satisfied and discharged this Note, the Holder of this Note shall have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or integral multiples of $1,000 in excess thereof), of this Note at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued but unpaid interest, if any, to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event, the Company shall deliver a notice to each Holder, in accordance with Section 401(b) of the Twentieth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Notice of any redemption pursuant to the Change of Control Offer will be mailed or delivered electronically at least 15 days but not more than 60 days before the Redemption Date to the Holder hereof in accordance with the Twentieth Supplemental Indenture.

In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor person of the obligations of the Company under the Indenture, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions with respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

Subject to certain conditions, the Company at any time may terminate some or all of its obligations and the obligations of the Guarantor under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

A-1(i)-6

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Note or the Indenture or the obligations of the Guarantor under the Indenture, as applicable, or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

Pursuant to a recommendation promulgated by the Committee on Uniform Securities Identification Procedures ("CUSIP"), the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual, facsimile or electronic signature of one of its authorized officers, or on behalf of the Trustee by the manual, facsimile or electronic signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank]

A-1(i)-7

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

Date: June 20, 2023

COX COMMUNICATIONS, INC.

By:
Name: Perley McBride
Title: Executive Vice President and Chief Financial Officer

By:
Name: Charles L. Odom
Title: Vice President and Treasurer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing_________ attorney to transfer said Note of Cox Communications, Inc. on the books of Cox Communications, Inc. with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

EXHIBIT A-l(ii)

[FORM OF FACE OF SECURITY]

[TRANSFER RESTRICTION LEGEND]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO SUCH PURCHASER IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE AND (2) AGREE; TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS ONE YEAR AFTER THE LATEST OF THE ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) AND THE LAST DATE ON WHICH THE COMPANY OR ANY OF ITS AFFILIATES WERE THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR REGISTRAR'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

A-1(ii)-1

[GLOBAL NOTES LEGEND]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE TWENTIETH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

A-1(ii)-2

No. R-	PRINCIPAL AMOUNT
CUSIP No. 224044 CS4	$

COX COMMUNICATIONS, INC.

5.700% Notes due 2033

COX COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                     ] ($               ) on June 15, 2033 (the "Maturity Date"), unless previously redeemed, and to pay interest thereon from June 20, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 2023 at the rate of 5.700% per annum, until the principal hereof is paid or duly made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date, Redemption Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company's "5.700% Notes due 2033" (the "Notes"), initially limited to an aggregate principal amount of $500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by the Twentieth Supplemental Indenture dated as of June 20, 2023 (the "Twentieth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"), duly executed and delivered by the Company and Cox Enterprises, Inc., a Delaware corporation, as guarantor (the "Guarantor"), to The Bank of New York Mellon Trust Company, N.A, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes).

A-1(ii)-3

The Notes and the obligations of the Company thereunder and under the Indenture shall be fully and unconditionally guaranteed on a senior unsecured basis by the Guarantor (the "Guarantee"). The Guarantee will be automatically and unconditionally released and discharged upon the occurrence of certain events without any action required on the part of the Trustee or any Holder in accordance with the terms of the Twentieth Supplemental Indenture.

Prior to the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Note matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points, less (b) interest accrued to the Redemption Date, and (ii) 100% of the principal amount of this Note to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date. On or after the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of this Note being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

"Par Call Date" means March 15, 2033.

"Treasury Rate" means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as "Selected Interest Rates (Daily) —   H.15" (or any successor designation or publication) (H.15) under the caption "U.S. government securities – Treasury constant maturities – Nominal" (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the Remaining Life); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

A-1(ii)-4

If on the third business day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company's actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary's procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of notes to be redeemed.

In the case of a partial redemption, selection of this Note for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to this Note will state the portion of the principal amount of this Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of this Note will be issued in the name of the holder of this Note upon surrender for cancellation of this Note. For so long as this Note is held by DTC (or another depositary), the redemption of this Note shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on this Note or portions thereof called for redemption.

If money sufficient to pay the Redemption Price and accrued and unpaid interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

Any notice of redemption may, at the Company's discretion, be subject to the satisfaction of one or more conditions precedent, and if such notice of redemption is conditioned upon the occurrence of one or more conditions precedent, such notice shall state the nature of such conditions precedent.

A-1(ii)-5

Except as provided above, this Note is not redeemable by the Company prior to maturity.

This Note is not subject to any sinking fund.

Upon the occurrence of a Change of Control Repurchase Event, unless the Company has redeemed this Note or the Company has defeased this Security or satisfied and discharged this Note, the Holder of this Note shall have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or integral multiples of $1,000 in excess thereof), of this Note at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued but unpaid interest, if any, to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event, the Company shall deliver a notice to each Holder, in accordance with Section 401(b) of the Twentieth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Notice of any redemption pursuant to the Change of Control Offer will be mailed or delivered electronically at least 15 days but not more than 60 days before the Redemption Date to the Holder hereof in accordance with the Twentieth Supplemental Indenture.

In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor person of the obligations of the Company under the Indenture, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions with respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

Subject to certain conditions, the Company at any time may terminate some or all of its obligations and the obligations of the Guarantor under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

A-1(ii)-6

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Note or the Indenture or the obligations of the Guarantor under the Indenture, as applicable, or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

Pursuant to a recommendation promulgated by the Committee on Uniform Securities Identification Procedures ("CUSIP"), the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual, facsimile or electronic signature of one of its authorized officers, or on behalf of the Trustee by the manual, facsimile or electronic signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank]

A-1(ii)-7

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

Date: June 20, 2023

COX COMMUNICATIONS, INC.

By:
Name: Perley McBride
Title: Executive Vice President and Chief Financial Officer

By:
Name: Charles L. Odom
Title: Vice President and Treasurer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________attorney to transfer said Note of Cox Communications, Inc. on the books of Cox Communications, Inc. with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

EXHIBIT A-2(i)

[FORM OF FACE OF SECURITY]

[TRANSFER RESTRICTION LEGEND]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO SUCH PURCHASER IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS 40 DAYS AFTER THE LATEST OF THE ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR REGISTRAR'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

A-2(i)-1

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

[GLOBAL NOTES LEGEND]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE TWENTIETH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

A-2(i)-2

No. R-	PRINCIPAL AMOUNT
CUSIP No. U22018 BA9	$

COX COMMUNICATIONS, INC.

5.450% Notes due 2028

COX COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [           ] ($                ) on September 15, 2028 (the "Maturity Date"), unless previously redeemed, and to pay interest thereon from June 20, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on March 15 and September 15 of each year (each, an "Interest Payment Date"), commencing September 15, 2023 at the rate of 5.450% per annum, until the principal hereof is paid or duly made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date, Redemption Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company's "5.450% Notes due 2028" (the "Notes"), initially limited to an aggregate principal amount of $500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by the Twentieth Supplemental Indenture dated as of June 20, 2023 (the "Twentieth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"), duly executed and delivered by the Company and Cox Enterprises, Inc., a Delaware corporation, as guarantor (the "Guarantor"), to The Bank of New York Mellon Trust Company, N.A, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes).

A-2(i)-3

The Notes and the obligations of the Company thereunder and under the Indenture shall be fully and unconditionally guaranteed on a senior unsecured basis by the Guarantor (the "Guarantee"). The Guarantee will be automatically and unconditionally released and discharged upon the occurrence of certain events without any action required on the part of the Trustee or any Holder in accordance with the terms of the Twentieth Supplemental Indenture.

Prior to the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Note matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, less (b) interest accrued to the Redemption Date, and (ii) 100% of the principal amount of this Note to be redeemed, plus,jn either case, accrued and unpaid interest thereon to the Redemption Date. On or after the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of this Note being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

"Par Call Date" means August 15, 2028.

"Treasury Rate" means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as "Selected Interest Rates (Daily) — H.15" (or any successor designation or publication) (H.15) under the caption "U.S. government securities – Treasury constant maturities – Nominal" (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the Remaining Life); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

A-2(i)-4

If on the third business day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company's actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary's procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of notes to be redeemed.

In the case of a partial redemption, selection of this Note for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to this Note will state the portion of the principal amount of this Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of this Note will be issued in the name of the holder of this Note upon surrender for cancellation of this Note. For so long as this Note is held by DTC (or another depositary), the redemption of this Note shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on this Note or portions thereof called for redemption.

If money sufficient to pay the Redemption Price and accrued and unpaid interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

Any notice of redemption may, at the Company's discretion, be subject to the satisfaction of one or more conditions precedent, and if such notice of redemption is conditioned upon the occurrence of one or more conditions precedent, such notice shall state the nature of such conditions precedent.

A-2(i)-5

Except as provided above, this Note is not redeemable by the Company prior to maturity.

This Note is not subject to any sinking fund.

Upon the occurrence of a Change of Control Repurchase Event, unless the Company has redeemed this Note or the Company has defeased this Security or satisfied and discharged this Note, the Holder of this Note shall have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or integral multiples of $1,000 in excess thereof), of this Note at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued but unpaid interest, if any, to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event, the Company shall deliver a notice to each Holder, in accordance with Section 401(b) of the Twentieth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Notice of any redemption pursuant to the Change of Control Offer will be mailed or delivered electronically at least 15 days but not more than 60 days before the Redemption Date to the Holder hereof in accordance with the Twentieth Supplemental Indenture.

In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor person of the obligations of the Company under the Indenture, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions with respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

Subject to certain conditions, the Company at any time may terminate some or all of its obligations and the obligations of the Guarantor under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

A-2(i)-6

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Note or the Indenture or the obligations of the Guarantor under the Indenture, as applicable, or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

Pursuant to a recommendation promulgated by the Committee on Uniform Securities Identification Procedures ("CUSIP"), the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual, facsimile or electronic signature of one of its authorized officers, or on behalf of the Trustee by the manual, facsimile or electronic signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank]

A-2(i)-7

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

Date: June 20, 2023

COX COMMUNICATIONS, INC.

By:
Name: Perley McBride
Title: Executive Vice President and Chief Financial Officer

By:
Name: Charles L. Odom
Title: Vice President and Treasurer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing_________________attorney to transfer said Note of Cox Communications, Inc. on the books of Cox Communications, Inc. with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

EXHIBIT A-2(ii)

[FORM OF FACE OF SECURITY]

[TRANSFER RESTRICTION LEGEND]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO SUCH PURCHASER IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS 40 DAYS AFTER THE LATEST OF THE ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF ANY ADDITIONAL NOTES (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY, THE GUARANTOR OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR REGISTRAR'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE WRITTEN REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

A-2(ii)-1

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

[GLOBAL NOTES LEGEND]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS, IN WHOLE BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE TWENTIETH SUPPLEMENTAL INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

A-2(ii)-2

No. R-	PRINCIPAL AMOUNT
CUSIP No. U22018 BB7	$

COX COMMUNICATIONS, INC.

5.700% Notes due 2033

COX COMMUNICATIONS, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [              ] ($             ) on June 15, 2033 (the "Maturity Date"), unless previously redeemed, and to pay interest thereon from June 20, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 2023 at the rate of 5.700% per annum, until the principal hereof is paid or duly made available for payment. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant regular record date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days before the payment date) for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes of this series not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner, all as more fully provided in such Indenture. If any Interest Payment Date, Redemption Date or the Maturity Date falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or the Maturity Date, as the case may be, to such next Business Day. Payments of principal, premium, if any, and interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be made immediately available to the Holder (as defined below) hereof.

This Note is one of the duly authorized series of Debt Securities of the Company, designated as the Company's "5.700% Notes due 2033" (the "Notes"), initially limited to an aggregate principal amount of $500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 27, 1995 (the "Original Indenture"), as supplemented by the Twentieth Supplemental Indenture dated as of June 20, 2023 (the "Twentieth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"), duly executed and delivered by the Company and Cox Enterprises, Inc., a Delaware corporation, as guarantor (the "Guarantor"), to The Bank of New York Mellon Trust Company, N.A, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes).

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The Notes and the obligations of the Company thereunder and under the Indenture shall be fully and unconditionally guaranteed on a senior unsecured basis by the Guarantor (the "Guarantee"). The Guarantee will be automatically and unconditionally released and discharged upon the occurrence of certain events without any action required on the part of the Trustee or any Holder in accordance with the terms of the Twentieth Supplemental Indenture.

Prior to the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Note matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points, less (b) interest accrued to the Redemption Date, and (ii) 100% of the principal amount of this Note to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date. On or after the Par Call Date, this Note will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of this Note being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

"Par Call Date" means March 15, 2033.

"Treasury Rate" means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as "Selected Interest Rates (Daily) — H.15" (or any successor designation or publication) (H.15) under the caption "U.S. government securities – Treasury constant maturities – Nominal" (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the Remaining Life); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life —  and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

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If on the third business day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company's actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary's procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of notes to be redeemed.

In the case of a partial redemption, selection of this Note for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Note of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to this Note will state the portion of the principal amount of this Note to be redeemed. A new note in a principal amount equal to the unredeemed portion of this Note will be issued in the name of the holder of this Note upon surrender for cancellation of this Note. For so long as this Note is held by DTC (or another depositary), the redemption of this Note shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on this Note or portions thereof called for redemption.

If money sufficient to pay the Redemption Price and accrued and unpaid interest on the principal amount of this Note to be redeemed on the Redemption Date is deposited with the Trustee or Paying Agent on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

Any notice of redemption may, at the Company's discretion, be subject to the satisfaction of one or more conditions precedent, and if such notice of redemption is conditioned upon the occurrence of one or more conditions precedent, such notice shall state the nature of such conditions precedent.

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Except as provided above, this Note is not redeemable by the Company prior to maturity.

This Note is not subject to any sinking fund.

Upon the occurrence of a Change of Control Repurchase Event, unless the Company has redeemed this Note or the Company has defeased this Security or satisfied and discharged this Note, the Holder of this Note shall have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or integral multiples of $1,000 in excess thereof), of this Note at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued but unpaid interest, if any, to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event, the Company shall deliver a notice to each Holder, in accordance with Section 401(b) of the Twentieth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Notice of any redemption pursuant to the Change of Control Offer will be mailed or delivered electronically at least 15 days but not more than 60 days before the Redemption Date to the Holder hereof in accordance with the Twentieth Supplemental Indenture.

In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to certain exceptions set forth in the Indenture, (i) the Indenture may be amended with respect to the Notes with the consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provisions applicable to the Notes may be waived with the consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, or to provide for the assumption by a successor person of the obligations of the Company under the Indenture, or to add additional covenants or surrender any right or power conferred on the Company, or to establish the form or terms of the Notes of any series, or to appoint a successor Trustee or provide for administration of the trust by more than one Trustee, or to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of the Notes or to add any additional event of default, or to modify the provisions of the Indenture as shall be necessary to facilitate the defeasance and discharge of the Notes as shall not adversely affect any Holders, or to secure the Notes, or to make provisions with respect to exchange rights of Holders, or to make any change that does not adversely affect the rights of any Holder.

Subject to certain conditions, the Company at any time may terminate some or all of its obligations and the obligations of the Guarantor under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to the Maturity Date.

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Note or the Indenture or the obligations of the Guarantor under the Indenture, as applicable, or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the Person in whose name a Note is registered as the absolute owner thereof for all purposes.

Pursuant to a recommendation promulgated by the Committee on Uniform Securities Identification Procedures ("CUSIP"), the Company has caused a CUSIP number to be printed on this Note and has directed the Trustee to use the CUSIP number as a convenience to Holders. No representation is made as to the correctness of such numbers and reliance may be placed only on the other identification numbers printed on this Note.

Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual, facsimile or electronic signature of one of its authorized officers, or on behalf of the Trustee by the manual, facsimile or electronic signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile.

Date: June 20, 2023

COX COMMUNICATIONS, INC.

By:
Name: Perley McBride
Title: Executive Vice President and Chief Financial Officer

By:
Name: Charles L. Odom
Title: Vice President and Treasurer

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s) assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______________________attorney to transfer said Note of Cox Communications, Inc. on the books of Cox Communications, Inc. with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever. The Signature must be guaranteed by an "eligible guarantor institution meeting the requirements of the Registrar, which requirements include memberships or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934.

EXHIBIT B-1

Transfer Certificate

In connection with a transfer of any of the principal amount of the $_____________principal amount of the_____% Notes due 20_____ (the "Notes") of Cox Communications, Inc. (the "Company") within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Note hereby certifies with respect to

$principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Notes") for registration of transfer, or for exchange where the securities deliverable upon such exchange are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:

☐	The transfer of the Surrendered Notes is made to the Company, Cox Enterprises, Inc. or any Subsidiary thereof;

☐	The transfer of the Surrendered Notes complies with Rule 144A under the Securities Act;

☐	The transfer of the Surrendered Notes is pursuant to a registration statement which has been declared effective under the Securities Act;

☐	The transfer of the Surrendered Notes is pursuant to an offer and sale to a non-U.S. person that occurs outside the United States within the meaning of Regulation S under the Securities Act and in accordance with the laws applicable to it in the jurisdiction in which such purchase is made;

☐	The transfer of the Surrendered Notes is pursuant to another available exemption from the registration requirements of the Securities Act.

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Notes are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

☐	The transferee is an Affiliate of the Company.

DATE:
Signature(s)

(If the registered owner is a corporation, partnership

or fiduciary, the title of the Person signing on behalf

of such registered owner must be stated.)

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EXHIBIT B-2

Form of Letter to be Delivered by Accredited Investors

Cox Communications, Inc.

6205-B Peachtree Dunwoody Road, NE

Atlanta, Georgia 30328

Attention: Treasurer

The Bank of New York Mellon Trust Company, N.A., as Registrar

500 Ross Street, 12th Floor

Pittsburgh, PA 15262

Attention: Corporate Trust Office

Dear Sirs:

We are delivering this letter in connection with the proposed transfer of $ __________ principal amount of the _________% Notes due 20__ _____(the "Notes") of Cox Communications, Inc. (the "Company").

We hereby confirm that:

(i)         we are an "accredited investor" within the meaning of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 50 l(a)(l), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor");

(ii)        (A) the purchase of Notes by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

(iii)       we will acquire Notes having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

(iv)      we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes; and

(v)       we are not acquiring Notes with a view to distribution thereof or with any present intention of offering or selling Notes, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

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We understand that the Notes were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that we will offer, sell or otherwise transfer such Notes, or any beneficial interest therein, prior to the date (the "Resale Restriction Termination Date") that is (a) one year after the latest of (x) the original issue date of the Notes, (y) the original issue date of any Additional Notes (as defined in the indenture governing the Notes) and (z) the last date on which the Issuer or any of its Affiliates were the owner of such Notes (or any predecessor thereof), and (b) such later date, if any, as may be required by applicable laws only:

(1)        to the Company or any Subsidiary thereof, or

(2)        for as long as the Notes are eligible for resale pursuant to Rule 144A, to a person we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or

(3)        pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act and in accordance with the laws applicable to us in the jurisdiction in which such purchase is made, or

(4)        pursuant to a registration statement which has been declared effective under the Securities Act, or

(5)        pursuant to another available exemption from the registration requirements of the Securities Act.

We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(Name of Purchaser)

By:
Name:
Title:
Address:

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